Supplement Dated August 8, 2013 to Your Prospectus

At a meeting of the Board of Directors of Hartford Series Fund, Inc. (the “Board”) on June 18, 2013, the Board approved certain changes to the Hartford Money Market HLS Fund (the “Fund”). Specifically, the Board approved, among other things, changes to the Fund’s name, investment objective and principal investment strategy.

Effective on or about October 21, 2013, the Fund will: (i) cease to operate as a money market fund; (ii) no longer seek to maintain a stable $1.00 NAV per share (the NAV will fluctuate daily); and (iii) be renamed the Hartford Ultrashort Bond Fund, and be managed as an ultra-short bond fund.

Any policy or rider provision or administrative program that requires Policy Value to be allocated to a money market fund will utilize the Fidelity VIP Money Market Fund effective on or after September 16, 2013. Any Policy Value allocated to the Hartford Money Market HLS Fund prior to September 16, 2013 pursuant to a contractual provision that requires Policy Value to be allocated to a money market fund can remain in the Fund and will not be automatically transferred to the Fidelity VIP Money Market Fund.

I. Name Change – Hartford Money Market HLS Fund

The name of the Hartford Money Market HLS Fund will change to the Hartford Ultrashort Bond HLS Fund. Any reference in your Prospectus to the Fund will be deleted and replaced with the Hartford Ultrashort Bond HLS Fund.

II. Fund Objective and Investment Adviser/Sub-Adviser Change

Under “The Funds” section of your prospectus, the information for the Hartford Money Market HLS Fund in the table is deleted and replaced with the following:

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
Hartford Ultrashort Bond HLS Fund – Class IA	Seeks total return and income consistent with preserving capital and maintaining liquidity.	Hartford Funds Management Company, LLC Sub-advised by Wellington Management Company, LLP

III. Fund Add - Fidelity VIP Money Market Fund

Effective on or about September 16, 2013, the Fidelity VIP Money Market Fund Sub-Account is added as an investment option under your Policy.

The following fund fees are added to the “Investment Management Fees and Other Expenses” table of your prospectus:

Underlying Fund	Management Fee	Distribution And/or Service (12b-1) Fees	Other Expenses	Total Annual Operating Expenses
Fidelity VIP Money Market Fund – Service Class	0.17%	0.10%	0.09%	0.36%

The following fund objective is added to the table under “The Funds” section your prospectus:

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser

Fidelity VIP Money Market Fund – Service Class	Seeks as high a level of current income as is consistent with preservation of capital and liquidity.	Fidelity Management & Research Company Sub-advised by Fidelity Investments Money Market, Inc. and other Fidelity affiliates

IV.        Allocation of Premium Payments and Initial Net Premium

The sections “Allocation of Premium Payments” and “Initial Net Premium” are deleted and replaced with the following:

Allocation of Premium Payments

Initial Net Premium — During the application process, you choose how you want to allocate your initial Net Premium among the Sub-Accounts and the Fixed Account on the premium allocation form. With respect to any initial premium payment received before the issuance of the Policy and any premium payment that is not in good order, we may temporarily hold the Premium in a suspense account and we may earn interest on such amount. You will not be credited interest during that period. The monies held in the suspense account may be subject to claims of our general creditors. The premium payment will not be reduced nor increased due to market fluctuations during that period.

After the Policy is issued and upon commencement of the Free-Look Period, any initial Net Premium and any additional Net Premium received by Us prior to the end of the Free Look period and prior to September 16, 2013 will be applied to the Hartford Money Market HLS Fund Sub-Account as of the later of: (a) the Policy Date; and (b) the date We receive the Premium.  Any initial Net Premium and any additional Net Premium received by Us prior to the end of the Free Look period and on or after September 16, 2013 will be applied to the Fidelity VIP Money Market Fund Sub-Account as of the later of: (a) the Policy Date; and (b) the date We receive the Premium. Effective on or after October 21, 2013, the Hartford Money Market HLS Fund will be renamed the Hartford Ultrashort Bond HLS Fund. Any Policy Value still allocated to the Hartford Money Market HLS Fund on or after October 21, 2013 pursuant to the Free-Look Period, will remain in the Hartford Ultrashort Bond HLS Fund until the end of the Free-Look Period.

Upon expiration of the Free-Look Period, we will automatically allocate the Policy Value from the money market fund sub-account to the Fixed Account (if applicable) and the Sub-Accounts in accordance with your premium allocation instructions. (For policies issued by Harford Life Insurance Company, if your Policy was issued as a result of a replacement, we will automatically move the Policy Value from the money market fund sub-account to the Fixed Account (if applicable) and the Sub-Accounts in accordance with your premium allocation instructions 10 days after the Policy was issued, not at the end of the Free Look Period).

V. Accumulation Units

Under the “Accumulation Units” section of your Prospectus, under the second paragraph, the reference to the Hartford Money Market Sub-Account is deleted and replaced with the Money Market Fund Sub-Account.

This supplement should be retained with the Prospectus for future reference.

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